UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Courtney R. Taylor
American High-Income Trust
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American High-Income Trust®

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Special feature

The anatomy of an investment: from research to returns

See page 4

Annual report for the year ended September 30, 2012

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
American High-Income Trust
(Class A shares)	16.4%	6.6%	9.9%	8.6%

Barclays U.S. Corporate High Yield 2%
Issuer Capped Index*	19.4	9.5	10.9	—

Lipper High Yield Funds Index	18.3	6.8	9.2	7.2

*This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses.

Since its inception through September 30, 2012, American High-Income Trust ranked 3rd in total return among the 31 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2012, the fund ranked 59th of 256; for the five years ended September 30, 2012, it ranked 259th of 372; and for the 12 months ended September 30, 2012, it ranked 397th of 496. Lipper rankings do not reflect the effect of sales charges.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.06%. The fund’s 12-month distribution rate for Class A shares as of that date was 7.00%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

High-yield bond markets posted double-digit returns for the fiscal year ended September 30, 2012, as investors’ appetite for risk increased, leading them to seek higher yielding debt amid signs of an improving U.S. economy and progress in resolving the euro zone debt crisis. The European Central Bank (ECB) announced an unlimited bond-buying program, helping investors overcome worries about the future of the euro zone. Market sentiment was also helped after the U.S. Federal Reserve announced that it would provide additional stimulus measures.

In this environment, American High-Income Trust reported a total return of 16.4% for the 12 months ended September 30, assuming the reinvestment of monthly dividends totaling more than 82 cents a share. Shareholders who reinvested dividends received an income return of 8.2% for the year. Those who elected to take their dividends in cash received an income return of 8.0% and saw the value of their holdings increase by 7.9%.

By comparison, the Lipper High Yield Funds Index, a benchmark of similar funds, posted a total return of 18.3%, and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, which covers the universe of fixed-rate, non-investment-grade debt and limits the maximum exposure of any one issuer to 2%, returned 19.4%. The latter market index is unmanaged and, therefore, has no expenses.

The year in review

Monetary easing by central banks around the world allayed investor concerns about a global economic slowdown. Reacting to disappointing economic indicators, the ECB and the Fed unveiled aggressive new bond-buying programs aimed at lowering borrowing costs and boosting the U.S. and European economies. The central bank intervention helped to calm investors’ worries about a global economic slowdown and disorderly euro-zone breakup, supporting a strong rally in riskier assets.

Corporate bonds fared well, particularly at the lower end of the credit spectrum, as investors continued to search for yield in a low interest rate environment. High-yield bonds generally did better than investment-grade bonds, with all major sectors gaining ground amid improving corporate health. Strength in the market was broad-based as many companies bolstered their cash flow, profitability and balance sheets. A number of firms were able to refinance their debt at lower costs, improve liquidity and lengthen bond maturities.

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[Begin Sidebar]
In this report

Special feature

4	The anatomy of an investment: from research to returns

Contents

1	Letter to investors

3	The value of a long-term perspective

10	Summary investment
portfolio

15	Financial statements

31	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
High-yield bonds generally did better than investment-grade bonds, with all major sectors gaining ground amid improving corporate health.
[End Sidebar]

While the outlook for the U.S. economy continues to improve, growth is likely to be modest by historical standards. With the Fed’s commitment to keeping interest rates low, demand has increased for high-yield bonds from investors in search of income. Broadly, total returns for below-investment-grade (BB and below) bonds eclipsed those of investment-grade (BBB and above) bonds during the fiscal year as investors’ tolerance for risk increased.

Likewise, the ECB’s recent efforts to support local bond markets, along with central bank easing in developing markets, have helped reduce risks and raise investors’ hopes for a recovery in global economic growth, despite a negative outlook for the euro zone. Total returns for non-U.S. high-yield bonds were broadly in line with their U.S. counterparts, with bonds in developing markets posting the best returns. The fund’s exposure to non-U.S. bonds rose to more than 18%.

High-yield bonds still have higher yields than other fixed-income and equity asset classes, which has boosted demand from investors seeking income. This demand has been met by new issuance, which has been robust all year as companies have sought to take advantage of historically low interest rates. But the new issuance has failed to keep pace with the demand, and as a result yields have been driven down to near-record lows. With low absolute yields and strong demand from high-yield bond buyers, some companies are finding it more attractive to increase their debt load in addition to refinancing it, which can increase risks to existing holdings. In such a rapidly changing market, strong research is more important than ever (see the related feature story starting on page 4 that highlights three recent investments).

A long-term perspective

Much uncertainty remains in the market. Political upheaval is further complicating the debt problems in the U.S. and Europe as well as the economic prospects for China. With these issues in mind and on the heels of several years of strong returns, our investment managers are taking a slightly more cautious view of the market. While volatility in the high-yield market should be expected, it is important to remember that investors who have maintained a long-term perspective have been rewarded with solid returns and a steady source of income. For the past 10-year period ended September 30, 2012, the fund’s shareholders earned an average annual total return of 9.9%, with dividends reinvested. That compares with a 9.2% average annual total return for the Lipper High Yield Funds Index and a 10.9% gain for the Barclays U.S. Corporate High Yield 2% Issuer Capped Index for that same period.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ David C. Barclay

David C. Barclay
President

November 12, 2012

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2012, the end of its latest fiscal year. As you can see, that $10,000 grew to $72,988 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended Sept. 30th	American High-Income Trust	Barclays U.S. Corporate High Yield 2% Issuer Capped Index3,4	Lipper High Yield Funds Index5	Consumer Price Index (inflation)6

2/19/88	$9,625	$10,000	$10,000	$10,000
1988	10,182	10,447	10,475	10,328
1989	11,189	11,026	10,935	10,776
1990	10,735	10,047	9,570	11,440
1991	13,873	13,757	12,290	11,828
1992	16,376	16,573	15,132	12,181
1993	18,764	18,976	17,473	12,509
1994	19,066	19,580	17,899	12,879
1995	21,604	22,549	20,178	13,207
1996	24,570	25,034	22,644	13,603
1997	28,176	28,661	26,120	13,897
1998	27,491	29,160	25,688	14,103
1999	29,721	30,002	27,037	14,474
2000	31,295	30,288	27,021	14,974
2001	30,218	28,647	23,569	15,371
2002	28,442	28,400	22,814	15,603
2003	38,197	36,766	28,862	15,966
2004	42,235	41,372	32,215	16,371
2005	45,421	44,096	34,421	17,138
2006	49,174	47,286	36,744	17,491
2007	53,103	50,887	39,586	17,973
2008	46,800	45,540	35,054	18,861
2009	53,376	55,792	39,311	18,618
2010	62,318	65,967	46,058	18,831
2011	62,731	67,119	46,476	19,559
2012	72,988	80,108	54,967	19,949
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The market index is unmanaged and, therefore, has no expenses.

4From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.

5Results of the Lipper High Yield Funds Index do not reflect any sales charges.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period February 19, 1988 (when the fund began operations) through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2012)*

	1 year	5 years	10 years
Class A shares	12.03%	5.76%	9.47%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.69% for Class A shares as of the prospectus dated December 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

[Begin Sidebar]
The anatomy of an investment: from research to returns
[End Sidebar]

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[Begin Pull Quote]
“Situations present themselves in different ways, but no matter how you approach an investment, you need to have the deep research to be able to do the fundamental business and company analysis.”

David Barclay
Portfolio counselor
[photo of David Barclay]
[End Pull Quote]

A struggling mid-size lender trying to emerge from bankruptcy in the aftermath of the financial crisis. An aircraft leasing firm whose parent company required a government bailout. A small oil and gas pipeline company affiliated with a bigger and stronger industry player. Three very different companies, each one requiring a different approach, but that shared some common traits when it came to evaluating their investment prospects for American High-Income Trust.

In the wide-ranging and dynamic high-yield bond market, there are a variety of ways to find the most attractive investments. Sometimes opportunities emerge in moments of crisis, as was the case in 2008 when American International Group, the parent company of International Lease Finance Corp., needed a bailout, and in 2009 when CIT Group filed for bankruptcy. Other times it can be that a company has ties to a larger firm that actually makes it more attractive than it may first seem, as it is with Regency Energy Partners and Energy Transfer Partners. While these investments illustrate the breadth of approaches used in American High-Income Trust, they also exemplify a process that draws heavily on collaboration across investment and research groups.

Regardless of the circumstances, the importance of having a strong research organization in place to evaluate the investment opportunities cannot be underestimated. “Using our depth of research is important when making all investment decisions,” says fund President David Barclay, also a portfolio counselor for the fund. “There are a number of different ways of finding investment opportunities for the fund in this diverse and changing marketplace, so it is even more important to have that broad and flexible research operation in place.”

Each of the three cases that follow highlight both the importance of strong research as well as the diversity of approaches the analysts and portfolio counselors take when making investment decisions. In each case, rigorous research led to a unique opportunity and a decision was made to invest in the company. The fund has benefited from these investment decisions in recent years but behind every investment there is a story. In the following pages, three analysts share those stories.

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[Begin Sidebar]
CIT Group is a diversified lender to both small and medium-sized companies, and operates a strong leasing portfolio.
[End Sidebar]

Company in crisis: CIT Group

The fallout from the 2008 financial crisis was far and wide and is still being felt in many respects. In some cases, companies went under — the most prominent example being Lehman Brothers — while in other situations, the government bailed out firms or arranged a merger, as it did with Bear Stearns. Then there are the relative success stories, like New York-based CIT Group, which filed for bankruptcy in the aftermath of the financial crisis but was able to re-emerge as a leaner but stronger company.

CIT is a diversified lender to both small and medium-sized companies, and operates a strong leasing portfolio. During the financial crisis, however, the company suffered a double hit. CIT, which funded itself with short-term debt and made long-term loans to customers, faced mounting pressure when liquidity dried up in the credit market and it became increasingly difficult to fund its near-term maturities. At the same time, many of its customers also faced liquidity pressures as economic and operating trends deteriorated, causing them to make late payments or to default. Many of CIT’s customers accelerated requests for funding on committed loan lines, requiring the company to raise even more cash to fund them, which put additional pressure on its balance sheet.

The company initially was able to obtain more than $5 billion in government funding and from private investors. But by late 2009, CIT was forced to file for bankruptcy protection. This presented an opportunity for American High-Income Trust to get involved directly as a creditor in the firm’s restructuring. The fund lent CIT an emergency facility to provide liquidity and allow it to emerge from bankruptcy. In doing so, the fund was also able to make an investment in the company’s new loans at an attractive rate. “It’s not that common but we have the ability to do it,” David says of the emergency lending facility to CIT. “Situations present themselves in different ways, but no matter how you approach an investment, you need to have the deep research to be able to do the fundamental business and company analysis.”

That’s where analyst Jonathan Deeringer entered the picture. His research led him to conclude that CIT’s underwriting business, which he thought was difficult to replicate due to its complexity and longevity, was not broken. If the company could ride out a difficult post-bankruptcy period of balance sheet restructuring, Jonathan believed market trends would gradually recover and CIT would be able to take advantage of an easing competitive environment as traditional banks pulled back from the lending market. In addition, he was encouraged by the company’s improved liquidity, strong asset base and new management team, led by former Merrill Lynch CEO John Thain.

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“We believed that if given enough breathing room and if credit quality trends stabilized, CIT had the underwriting structure in place for the company to return to lending growth under new management as the banks pulled back,” explains Jonathan, adding that even if that thesis didn’t play out as expected, he was still comfortable making the investment. “When we saw that CIT entered bankruptcy, we did an analysis showing that even if the company stopped lending, the value of its assets in the wind-down process would be able to cover its secured debt.”

Fortunately, CIT was able to emerge from bankruptcy and to gradually increase its lending activities. This has allowed for further investment in the company to support its efforts to rebuild a healthier lending platform. “What’s happened since then is that credit quality has indeed stabilized and CIT has shrunk its balance sheet, returning to its core lending niches,” he says, noting that the company has been able to reduce its financing costs over time. “The return on assets has improved and CIT has dramatically strengthened its liquidity and capital cushion to the point where the company is better off than it was before bankruptcy.”

Jonathan says the next leg of the thesis is for CIT to continue on its path to more profitable lending, and ultimately to achieve an investment-grade rating. He said the latter could be influenced by the Federal Reserve, which is reviewing the conditions of CIT’s supervisory arrangement that were set under its bankruptcy. “CIT has the strongest tangible capital ratios of any major bank in the U.S.,” he notes. “I expect the Fed to relax the restrictions soon, which will remove a key obstacle in the company returning to investment grade.” He says CIT has already replaced secured debt with unsecured debt at low costs, which has freed up a lot of assets on its balance sheet, but ratings agencies have been slow to recognize its progress.

In the end, Jonathan says he would not have been able to move forward on the investment in CIT Group were it not for the strong leadership and collaborative efforts of his colleagues. He says he consulted with other analysts inside and outside of his group in order to get a better understanding of the regulatory environment, securitization markets, and the bankruptcy process. “Investing in emergency loans can be risky, but the depth of the research team and our willingness to take a more active lending role than typical made it possible,” he says. “It was a unique environment, but we were able to step back and see the benefits of financing a company in that situation.”

[Begin Pull Quote]
[photo of Jonathan Deeringer]
“Investing in emergency loans can be risky, but the depth of the research team and our willingness to take a more active lending role than typical made it possible. It was a unique environment, but we were able to step back and see the benefits of financing a company in that situation.”
Jonathan Deeringer
Investment analyst
[End Pull Quote]

[Begin Sidebar]
Los Angeles-based International Lease Finance Corp. is the global market leader in commercial jet aircraft leasing.
[End Sidebar]

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[Begin Pull Quote]
[photo of Tara Torrens]
“The airline industry was doing well despite the downturn, and by working with the insurance analyst I was able to better understand that industry and how it fit in with airlines. As a result, we developed a view different than that of the market and made the investment.”
Tara Torrens
Investment analyst
[End Pull Quote]

Collaborative effort: International Lease Finance Corp.

Like CIT, the opportunity to invest in International Lease Finance Corp. came about in the aftermath of the financial crisis. ILFC’s parent company, insurance firm American International Group, was deemed “too big to fail” and received a $182 billion government bailout. The association with AIG had typically been considered a strong suit for Los Angeles-based ILFC, which issued its own debt but relied on the higher credit rating of its larger parent to help keep its financing costs lower. However, when ratings agencies downgraded AIG’s credit in 2008 in advance of the company’s bailout, ILFC was also negatively impacted.

The airline leasing company ran into its own liquidity problems as a result of AIG’s downgrade and financing long-term assets with short-term liabilities, which required frequent refinancing and continuous access to bond markets. ILFC’s bonds dropped precipitously, trading near 50 cents on the dollar, as liquidity issues mounted. This piqued the interest of airline analyst Tara Torrens, who began evaluating the investment opportunity with her insurance analyst counterpart who covered AIG. Even though Tara hadn’t directly covered ILFC, she was familiar with the airline industry and knew how the leasing process worked. In collaborating with the insurance analyst, who provided his views on ILFC parent AIG, she was able to take a broader approach and better understand the investment opportunity.

“We started investing in the bonds of ILFC on the view that the company’s core fundamentals were good and its asset base was solid in spite of the issues at AIG,” recalls Tara. “The airline industry was doing well despite the downturn, and by working with the insurance analyst I was able to better understand that industry and how it fit in with airlines. As a result, we developed a view different than that of the market and made the investment. We concluded that regardless of the outcome, our investment in the bonds was protected by the value of the company’s business.”

Indeed, the investment in ILFC bonds, which were yielding about 15% at the time, has paid off and the fund has since sold most of its position in the bonds, now yielding around 5%. David Barclay commends the investment and the collaboration between Tara and the insurance analyst. “AIG was thought of as the better credit; then the roles reversed and ILFC looked better than AIG,” he says in recalling the circumstances that allowed for the investment to be made at the height of the financial crisis. “The price became attractive for ILFC bonds and because of our ability to collaborate and approach the investment from different angles, the crisis at AIG provided us with the opportunity to make the investment.”

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[Begin Sidebar]
Regency Energy Partners is a midstream oil and gas pipeline company that is affiliated with larger firm Energy Transfer Partners.
[End Sidebar]

Symbiotic relationship: Regency Energy Partners

Like ILFC, midstream oil and gas pipeline company Regency Energy Partners is affiliated with a larger entity, another midstream firm known as Energy Transfer Partners. This relationship, as well as Regency Energy’s transition to more stable revenue generation, is what initially attracted analyst Damien McCann to the company. Regency Energy owns assets that are broadly similar to Energy Transfer, an investment-grade company he was already covering in his research. But because Dallas-based Regency Energy was smaller, it was not considered investment grade, even though the credit risk was similar. After conducting further due diligence on Regency Energy and collaborating with other analysts, Damien says he became comfortable enough with the investment to move forward.

“It was an investment made with the expectation that Regency Energy will benefit from increased scale through additional organic growth, acquisitions or possibly even a consolidation with Energy Transfer,” explains Damien. “Regency Energy has high-yield peers in the industry that lack the association with a larger entity, making the potential for an upgrade somewhat unique.”

Since the initial investment in 2011, Regency Energy has continued to grow through acquisition and organic expansion, but the pace has not been quite as fast as Damien would have liked. “Regency Energy has been a solid, steady investment, providing decent returns for the fund,” he says. “I had hoped for more rapid growth, but my long-term investment thesis remains intact.”

For David Barclay, the Regency Energy investment highlights yet another approach to finding the best opportunities for American High-Income Trust, which he noted has also invested in Energy Transfer. “Sometimes there are investment-grade holdings that provide an attractive risk-return profile for the fund but also help give us a broader perspective of the markets and potential investments,” he notes. “In the case of Energy Transfer, our knowledge of the investment-grade market and the ability to look across the ratings spectrum gave us even more insight into the high-yield market, and using our research capabilities we were able to make an investment in a lesser-known issuer like Regency Energy.” ¾

[Begin Pull Quote]
[photo of Damien McCann]
“It was an investment made with the expectation that Regency Energy will benefit from increased scale through additional organic growth, acquisitions, or possibly even a consolidation with Energy Transfer. Regency Energy has high-yield peers in the industry that lack the association with a larger entity, making the potential for an upgrade somewhat unique.”
Damien McCann
Investment analyst
[End Pull Quote]

Summary investment portfolio   September 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security	(percent of net assets)

U.S. corporate bonds & notes	61.7%
Corporate bonds & notes of issuers outside the U.S.	12.8
Corporate loans	9.8
U.S. Treasury bonds & notes	0.5
Common stocks & warrants	1.4
Convertible securities	0.7
Preferred securities	0.5
Other	4.8
Short-term securities & other assets less liabilities	7.8
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 89.54%	(000)	(000)	assets
Corporate bonds, notes & loans - 84.22%
Consumer discretionary - 17.72%
MGM Resorts International 5.875%-13.00% 2013-2022 (1)	$305,855	$324,303	1.64%
Charter Communications, Inc. 13.50% 2016	46,320	50,373
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25%-8.125% 2017-2020	139,500	153,577
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00%-7.375% 2019-2020	33,000	36,664	1.22
EchoStar DBS Corp 7.125%-7.75% 2015-2016	12,000	13,420
DISH DBS Corp.:
4.625% 2017 (1)	95,950	98,589
5.875%-7.875% 2019-2022 (1)	96,240	102,768	1.08
Boyd Gaming Corp.:
9.125% 2018	82,070	86,584
6.75%-9.00% 2014-2020 (1)	117,090	118,350	1.03
Needle Merger Sub Corp. 8.125% 2019 (1)	121,855	124,901	.63
Univision Communications Inc., Term Loan B, 4.466% 2017 (2) (3) (4)	122,468	121,243	.61
Virgin Media Finance PLC, Series 1, 9.50% 2016	88,775	98,762	.50
Revel Entertainment, Term Loan B, 9.00% 2017 (2) (3) (4)	117,150	93,093	.47
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	82,450	89,252	.45
Other securities		1,998,210	10.09
		3,510,089	17.72

Telecommunication services - 11.79%
Nextel Communications, Inc.,:
Series F, 5.95% 2014	117,065	117,650
Series D, 7.375% 2015	62,258	62,647
Sprint Nextel Corp.:
8.375% 2017	83,450	93,255
7.00% 2020	108,500	113,247
6.00%-11.50% 2016-2021 (1)	139,555	163,399
Sprint Capital Corp. 6.90%-8.75% 2019-2032	9,800	10,204	2.83
Frontier Communications Corp.:
8.25% 2017	125,266	142,803
8.50% 2020	72,760	82,583
7.125% 2023	100,875	105,288
8.125%-9.25% 2018-2022	99,293	114,271	2.25
Clearwire Communications and Clearwire Finance, Inc.,:
Series B, 12.00% 2015 (1)	123,930	123,310
Series A, 12.00% 2015 (1)	120,730	120,126
12.00%-14.75% 2016-2017 (1)	103,530	98,070	1.72
Cricket Communications, Inc.:
7.75% 2016	178,140	188,828
7.75%-10.00% 2015-2020	81,595	83,906	1.38
Wind Acquisition SA 11.75% 2017 (1)	140,330	132,963	.67
LightSquared, Term Loan B, 12.00% 2014 (3) (4) (5) (6)	144,713	101,842	.51
Other securities		481,251	2.43
		2,335,643	11.79

Financials - 10.41%
Realogy Corp.:
Term Loan B, 4.478% 2016 (2) (3) (4)	140,462	139,057
Letter of Credit, 4.491% 2016 (2) (3) (4)	11,765	11,647
Second Lien Term Loan A, 13.50% 2017 (3) (4)	147,699	149,545
7.875% 2019 (1)	145,435	153,434
9.00% 2020 (1)	87,735	97,167
7.625%-10.50% 2014-2020 (1)	4,000	4,367	2.80
CIT Group Inc.,:
Series C, 4.75% 2015 (1)	135,300	141,727
5.00% 2017	96,625	103,630
4.25%-5.50% 2017-2019 (1)	62,050	66,078	1.57
International Lease Finance Corp. 4.875% 2015	126,930	132,409	.67
Other securities		1,062,460	5.37
		2,061,521	10.41

Industrials - 10.20%
CEVA Group PLC:
12.75% 2020 (1)	122,000	101,565
8.375%-11.625% 2016-2018 (1)	115,112	109,875	1.07
Ply Gem Industries, Inc. 8.25% 2018	147,025	154,192	.78
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	143,967	141,808	.72
BE Aerospace, Inc. 5.25% 2022	103,270	107,659	.54
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 2014 (2) (3) (4)	163,487	107,084	.54
Nortek Inc.:
10.00% 2018 (7)	47,735	52,986
8.50% 2021 (7)	47,660	50,996	.52
DAE Aviation Holdings, Inc. 11.25% 2015 (1)	82,414	85,299	.43
Other securities		1,109,390	5.60
		2,020,854	10.20

Health care - 8.88%
VWR Funding, Inc.,:
Series B, 10.25% 2015 (6)	138,533	141,824
7.25% 2017 (1)	77,125	78,426	1.11
VPI Escrow Corp. 6.375% 2020 (1)	121,060	124,087	.63
PTS Acquisition Corp. 9.50% 2015 (6)	119,206	122,037	.62
Quintiles, Term Loan B, 5.00% 2018 (2) (3) (4)	118,813	119,704	.60
Kinetic Concepts, Inc. 10.50% 2018 (1)	94,405	100,305	.51
inVentiv Health Inc. 10.00% 2018 (1)	91,315	80,814	.41
Other securities		991,410	5.00
		1,758,607	8.88

Materials - 7.02%
Reynolds Group Inc.:
9.875% 2019	121,160	129,490
5.75% 2020 (1)	187,475	187,709
7.125%-9.00% 2018-2019	67,985	71,749	1.96
Inmet Mining Corp. 8.75% 2020 (1)	104,955	109,153	.55
Georgia Gulf Corp. 9.00% 2017 (1)	81,885	91,916	.47
Other securities		800,150	4.04
		1,390,167	7.02

Information technology - 6.72%
First Data Corp.:
11.25% 2016	185,840	181,194
Term Loan D, 5.217% 2017 (2) (3) (4)	73,036	72,205
12.625% 2021	113,026	117,688
6.75%-10.55% 2015-2022 (1) (2) (6)	202,078	204,562	2.91
Blackboard Inc., Term Loan B, 7.50% 2018 (2) (3) (4)	94,994	96,003	.49
SRA International, Inc., Term Loan B, 6.50% 2018 (2) (3) (4)	91,412	90,650	.46
NXP BV and NXP Funding LLC 10.00% 2013 (8)	77,049	81,680	.41
Other securities		486,230	2.45
		1,330,212	6.72

Energy - 5.93%
Other securities		1,175,051	5.93

Consumer staples - 3.11%
Other securities		616,445	3.11

Utilities - 2.44%
TXU, Term Loan, 4.728% 2017 (2) (3) (4)	139,658	96,434	.49
Other securities		386,386	1.95
		482,820	2.44

Total corporate bonds, notes & loans		16,681,409	84.22

U.S. Treasury bonds & notes - 0.52%
U.S. Treasury 1.375%-3.25% 2013-2016	99,500	103,028	.52

Other - 4.80%
Other securities		951,674	4.80

Total bonds, notes & other debt instruments (cost: $17,230,789,000)		17,736,111	89.54

	Principal		Percent
	amount	Value	of net
Convertible securities - 0.69%	(000)	(000)	assets

Telecommunication services - 0.09%
Leap Wireless International, Inc. 4.50% convertible notes 2014	$12,500	11,968	.06
Clearwire Corp. 8.25% convertible notes 2040 (1)	$7,722	5,642	.03
		17,610	.09

Other - 0.60%
Other securities		118,310	.60

Total convertible securities (cost: $124,915,000)		135,920	.69

			Percent
		Value	of net
Preferred securities - 0.52%		(000)	assets

Financials - 0.52%
Other securities		103,619	.52

Total preferred securities (cost: $91,542,000)		103,619	.52

	Shares		Percent
		Value	of net
Common stocks - 1.40%		(000)	assets

Financials - 0.30%
CIT Group Inc. (9)	124,904	4,920	.02
Other securities		55,191	.28
		60,111	.30

Telecommunication services - 0.15%
Frontier Communications Corp., Class B	6,000,000	29,400	.15

Other - 0.95%
Other securities		187,885	.95

Total common stocks (cost: $241,992,000)		277,396	1.40

	Shares		Percent
		Value	of net
Warrants - 0.03%		(000)	assets

Consumer discretionary - 0.03%
Charter Communications, Inc., warrants, expire 2014 (9)	13,390	348	.00
Other securities		5,511	.03
		5,859	.03

Energy - 0.00%
Other securities		153	.00

Total warrants (cost: $7,329,000)		6,012	.03

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.39%	(000)	(000)	assets

Freddie Mac 0.10%-0.17% due 10/2/2012-5/29/2013	$385,500	$385,397	1.95
Federal Home Loan Bank 0.11%-0.19% due 10/16/2012-3/15/2013	361,600	361,491	1.82
Fannie Mae 0.135%-0.19% due 10/1/2012-7/1/2013	339,750	339,619	1.71
U.S. Treasury Bills 0.12%-0.16% due 10/25/2012-5/30/2013	163,500	163,458	.83
Other securities		411,720	2.08

Total short-term securities (cost: $1,661,603,000)		1,661,685	8.39

Total investment securities (cost: $19,358,170,000)		19,920,743	100.57
Other assets less liabilities		(112,073)	(.57)

Net assets		$19,808,670	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	(depreciation) at 9/30/2012

Purchases:
Russian rubles	10/10/2012	Citibank	RUB323,978	$10,082	$282

Sales:
Brazilian reais	10/5/2012	Citibank	$11,775	BRL24,000	(50)
Brazilian reais	10/29/2012	JPMorgan Chase	$19,670	BRL40,000	27
Euros	10/11/2012	Citibank	$11,459	€9,000	(55)
Euros	10/22/2012	HSBC Bank	$2,608	€2,000	37
Euros	10/24/2012	JPMorgan Chase	$41,102	€31,750	291
Euros	10/29/2012	Bank of New York Mellon	$1,295	€1,000	10
					260

Forward currency contracts - net					$542

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2012, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2012 (000)
Nortek Inc. 10.00% 2018	$50,485,000	$53,485,000	$56,235,000	$47,735,000	$4,819	$52,986
Nortek Inc. 8.50% 2021	$51,015,000	$67,785,000	$71,140,000	$47,660,000	4,146	50,996
Nortek, Inc. (9)	793,646	-	-	793,646	-	43,436
Cooper-Standard Holdings Inc. (9)	1,224,685	1,252,391	1,238,538	1,238,538	-	46,445
Cooper-Standard Holdings Inc. 7.00% convertible preferred (1) (10)	99,687	-	-	99,687	698	16,491
Cooper-Standard Holdings Inc., warrants, expire 2017 (9)	195,965	197,905	196,935	196,935	-	2,551
American Media, Inc. (1) (9) (10)	1,122,345	-	-	1,122,345	-	11,380
Georgia Gulf Corp. (11)	2,198,408	1,222,333	1,897,333	1,523,408	260	-
Georgia Gulf Corp. 10.75% 2016 (11)	$5,388,000	-	$5,388,000	-	33	-
Georgia Gulf Corp. 9.00% 2017 (1) (11)	$92,490,000	-	$10,605,000	$81,885,000	8,155	-
					$18,111	$224,285

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $6,411,646,000, which represented 32.37% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,950,200,000, which represented 9.85% of the net assets of the fund.

(5) Scheduled interest and/or principal payment was not received.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Represents an affiliated company as defined under the Investment Company Act of 1940.
(8) Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 7/17/2009 at a cost of $72,739,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $94,253,000, which represented .48% of the net assets of the fund. These securities were acquired from 6/26/2008 to 7/17/2009 at an aggregate cost of $84,652,000.

(9) Security did not produce income during the last 12 months.
(10) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $121,146,000, which represented .61% of the net assets of the fund.

(11) Unaffiliated issuer at 9/30/2012.

Key to abbreviations and symbol
BRL = Brazilian reais
€ = Euros
RUB = Russian rubles

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2012		(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,163,367)	$19,696,458
Affiliated issuers (cost: $194,803)	224,285	$19,920,743
Cash		41,946
Unrealized appreciation on open forward currency contracts		647
Receivables for:
Sales of investments	$106,025
Sales of fund's shares	53,754
Dividends and interest	382,105	541,884
		20,505,220
Liabilities:
Unrealized depreciation on open forward currency contracts		105
Payables for:
Purchases of investments	618,763
Repurchases of fund's shares	56,184
Dividends on fund's shares	9,152
Closed forward currency contracts	59
Investment advisory services	4,660
Services provided by related parties	7,264
Trustees' deferred compensation	207
Other	156	696,445
Net assets at September 30, 2012		$19,808,670

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,135,818
Distributions in excess of net investment income		(36,445)
Accumulated net realized loss		(853,953)
Net unrealized appreciation		563,250
Net assets at September 30, 2012		$19,808,670

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,771,474 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$13,822,395	1,236,126	$11.18
Class B	204,268	18,267	11.18
Class C	1,417,963	126,807	11.18
Class F-1	1,584,333	141,686	11.18
Class F-2	902,465	80,707	11.18
Class 529-A	341,069	30,502	11.18
Class 529-B	13,295	1,189	11.18
Class 529-C	128,076	11,454	11.18
Class 529-E	18,871	1,688	11.18
Class 529-F-1	19,584	1,751	11.18
Class R-1	24,795	2,217	11.18
Class R-2	231,514	20,704	11.18
Class R-3	351,583	31,442	11.18
Class R-4	231,805	20,730	11.18
Class R-5	290,267	25,958	11.18
Class R-6	226,387	20,246	11.18

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2012		(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $61;
also includes $17,153 from affiliates)	$1,400,913
Dividends (also includes $958 from affiliates)	14,187	$1,415,100

Fees and expenses*:
Investment advisory services	53,862
Distribution services	55,038
Transfer agent services	22,800
Administrative services	3,509
Reports to shareholders	979
Registration statement and prospectus	509
Trustees' compensation	151
Auditing and legal	134
Custodian	240
State and local taxes	108
Other	594	137,924
Net investment income		1,277,176

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (also includes $16,341 net gain from affiliates)	142,191
Forward currency contracts	18,035
Currency transactions	(1,071)	159,155
Net unrealized appreciation (depreciation) on:
Investments	1,233,163
Forward currency contracts	(5,293)
Currency translations	1,236	1,229,106
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		1,388,261
Net increase in net assets resulting
from operations		$2,665,437

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
		(dollars in thousands)
	Year ended September 30
	2012	2011
Operations:
Net investment income	$1,277,176	$1,310,018
Net realized gain on investments, forward currency contracts and currency transactions	159,155	550,497
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	1,229,106	(1,731,856)
Net increase in net assets resulting from operations	2,665,437	128,659

Dividends paid or accrued to shareholders from net investment income	(1,345,763)	(1,350,032)

Net capital share transactions	2,512,433	305,028

Total increase (decrease) in net assets	3,832,107	(916,345)

Net assets:
Beginning of year	15,976,563	16,892,908
End of year (including distributions in excess of and undistributed
net investment income: $(36,445) and $34,947, respectively)	$19,808,670	$15,976,563

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds ,notes & other debt instruments:
Corporate bonds, notes, & loans	$-	$16,641,529	$39,880	$16,681,409
U.S. Treasury bonds & notes	-	103,028	-	103,028
Other	-	951,674	-	951,674
Convertible securities	28,652	107,268	-	135,920
Preferred securities	5,736	97,883	-	103,619
Common stocks	264,769	1	12,626	277,396
Warrants	2,899	2,960	153	6,012
Short-term securities	-	1,661,685	-	1,661,685
Total	$302,056	$19,566,028	$52,659	$19,920,743

	Other investments(*)
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$-	$647	$-	$647
Liabilities:
Unrealized depreciation on open forward currency contracts	-	(105)	-	(105)
Total	$-	$542	$-	$542

(*) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Loan transactions – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of September 30, 2012, the fund’s maximum exposure of unfunded loan commitments was $14,859,000, which would represent 0.08% of the net assets of the fund should such commitments become due. Unrealized appreciation of $116,000 is included in other payables in the statement of assets and liabilities and net unrealized appreciation on investments in the statement of operations.

Forward currency contracts - The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.
Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral – To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net unrealized gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet its contractual obligations.
6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities and tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2012, the fund reclassified $2,773,000 from distributions in excess of net investment income to accumulated net realized loss and $32,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$30,332
Capital loss carryforward expiring 2018*	(840,948)
Gross unrealized appreciation on investment securities	1,275,567
Gross unrealized depreciation on investment securities	(783,337)
Net unrealized appreciation on investment securities	492,230
Cost of investment securities	19,428,513

*Reflects the utilization of capital loss carryforward of $157,075,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2012	2011
Class A	$948,806	$948,181
Class B	15,866	26,714
Class C	89,548	95,927
Class F-1	109,529	115,447
Class F-2	60,321	46,320
Class 529-A	22,659	20,211
Class 529-B	991	1,431
Class 529-C	7,725	7,106
Class 529-E	1,230	1,063
Class 529-F-1	1,304	1,045
Class R-1	1,527	1,552
Class R-2	14,463	15,146
Class R-3	23,467	24,160
Class R-4	16,653	17,338
Class R-5	20,422	19,644
Class R-6	11,252	8,747
Total	$1,345,763	$1,350,032

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2012, the investment advisory services fee was $53,862,000, which was equivalent to an annualized rate of 0.299% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period October 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below and on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended September 30, 2012, the total transfer agent services fee paid under these agreements was $22,800,000, of which $21,741,000 was paid by the fund to AFS and $1,059,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period October 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended September 30, 2012, total fees paid to CRMC for performing administrative services were $3,509,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above and on the previous page for the year ended September 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$29,913	$16,170	$965	Not applicable
Class B	2,308	294	Not applicable	Not applicable
Class C	13,235	1,688	625	Not applicable
Class F-1	3,551	1,572	696	Not applicable
Class F-2	Not applicable	765	378	Not applicable
Class 529-A	646	295	147	$303
Class 529-B	147	18	7	15
Class 529-C	1,152	125	56	115
Class 529-E	85	10	8	17
Class 529-F-1	-	17	8	17
Class R-1	227	29	13	Not applicable
Class R-2	1,607	927	111	Not applicable
Class R-3	1,619	522	178	Not applicable
Class R-4	548	229	114	Not applicable
Class R-5	Not applicable	135	131	Not applicable
Class R-6	Not applicable	4	72	Not applicable
Total class-specific expenses	$55,038	$22,800	$3,509	$467

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $151,000, shown on the accompanying financial statements, includes $131,000 in current fees (either paid in cash or deferred) and a net increase of $20,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.
8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2012
Class A	$2,950,296	270,595	$873,157	79,970	$(2,148,697)	(197,821)	$1,674,756	152,744
Class B	26,355	2,420	14,390	1,320	(118,497)	(10,933)	(77,752)	(7,193)
Class C	364,739	33,439	80,091	7,338	(353,351)	(32,547)	91,479	8,230
Class F-1	697,962	64,204	108,051	9,897	(589,494)	(54,444)	216,519	19,657
Class F-2	504,614	46,634	50,181	4,592	(275,623)	(25,351)	279,172	25,875
Class 529-A	78,742	7,226	22,698	2,078	(43,253)	(3,972)	58,187	5,332
Class 529-B	2,460	226	987	91	(7,187)	(662)	(3,740)	(345)
Class 529-C	30,760	2,822	7,735	708	(19,864)	(1,824)	18,631	1,706
Class 529-E	4,687	431	1,231	113	(2,982)	(273)	2,936	271
Class 529-F-1	5,877	539	1,304	119	(3,024)	(278)	4,157	380
Class R-1	8,138	746	1,514	139	(6,534)	(599)	3,118	286
Class R-2	74,293	6,812	14,398	1,319	(73,343)	(6,747)	15,348	1,384
Class R-3	181,751	16,666	23,421	2,146	(141,935)	(13,062)	63,237	5,750
Class R-4	81,945	7,516	16,629	1,523	(91,436)	(8,413)	7,138	626
Class R-5	101,958	9,370	20,450	1,872	(74,803)	(6,875)	47,605	4,367
Class R-6	139,385	12,686	11,239	1,028	(38,982)	(3,528)	111,642	10,186
Total net increase
(decrease)	$5,253,962	482,332	$1,247,476	114,253	$(3,989,005)	(367,329)	$2,512,433	229,256

Year ended September 30, 2011
Class A	$2,605,724	229,912	$844,366	75,016	$(3,058,911)	(271,226)	$391,179	33,702
Class B	41,092	3,620	23,217	2,059	(236,503)	(20,828)	(172,194)	(15,149)
Class C	324,695	28,610	81,992	7,284	(421,827)	(37,401)	(15,140)	(1,507)
Class F-1	529,143	46,653	110,292	9,796	(730,942)	(65,285)	(91,507)	(8,836)
Class F-2	277,746	24,465	34,006	3,025	(210,334)	(18,597)	101,418	8,893
Class 529-A	75,124	6,629	20,114	1,788	(43,688)	(3,871)	51,550	4,546
Class 529-B	2,565	226	1,419	126	(9,838)	(868)	(5,854)	(516)
Class 529-C	30,054	2,653	7,072	629	(19,438)	(1,725)	17,688	1,557
Class 529-E	4,520	401	1,058	94	(1,995)	(177)	3,583	318
Class 529-F-1	6,417	566	1,037	92	(2,737)	(244)	4,717	414
Class R-1	6,478	571	1,518	135	(9,006)	(796)	(1,010)	(90)
Class R-2	78,238	6,908	14,994	1,332	(87,033)	(7,692)	6,199	548
Class R-3	119,975	10,572	24,046	2,133	(173,188)	(15,397)	(29,167)	(2,692)
Class R-4	91,285	8,062	17,262	1,533	(98,183)	(8,664)	10,364	931
Class R-5	95,406	8,410	19,487	1,731	(105,669)	(9,381)	9,224	760
Class R-6	49,975	4,389	8,737	776	(34,734)	(3,110)	23,978	2,055
Total net increase
(decrease)	$4,338,437	382,647	$1,210,617	107,549	$(5,244,026)	(465,262)	$305,028	24,934

* Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,798,136,000 and $6,271,971,000, respectively, during the year ended September 30, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 9/30/2012	$10.36	$.78	$.86	$1.64	$(.82)	$-	$(.82)	$11.18	16.35%	$13,822	.69%	.69%	7.17%
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.67	11,223	.67	.67	7.57
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	-	(.83)	11.13	16.75	11,687	.68	.68	8.26
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.03	10,274	.80	.79	9.57
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Class B:
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	-	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	-	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.86	452	1.46	1.46	7.50
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Class C:
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	-	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Class F-1:
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	-	(.82)	11.18	16.32	1,584	.71	.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.62	1,264	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.69	1,457	.74	.74	8.21
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Class F-2:
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	-	(.85)	11.18	16.62	903	.46	.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	-	(.91)	10.36	.88	568	.46	.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	16.98	511	.48	.48	8.44
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008(4)	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	-	(.82)	11.18	16.26	341	.77	.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.59	261	.74	.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.66	230	.76	.76	8.18
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Class 529-B:
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	-	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	-	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.74	23	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Class 529-C:
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	-	(.73)	11.18	15.35	128	1.56	1.56	6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.21)	101	1.54	1.54	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.75	91	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Class 529-E:
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	-	(.79)	11.18	15.97	19	1.02	1.02	6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	-	(.84)	10.36	.31	15	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.34	12	1.04	1.04	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79

Class 529-F-1:
Year ended 9/30/2012	$10.36	$.80	$.86	$1.66	$(.84)	$-	$(.84)	$11.18	16.50%	$20	.56%	.56%	7.28%
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	-	(.90)	10.36	.80	14	.53	.53	7.70
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	-	(.84)	11.13	16.91	11	.55	.55	8.40
Year ended 9/30/2009	10.01	.84	.33	1.17	(.89)	-	(.89)	10.29	14.23	7	.63	.62	9.72
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Class R-1:
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	-	(.74)	11.18	15.42	25	1.50	1.50	6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.17)	20	1.50	1.50	6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.78	23	1.53	1.53	7.41
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Class R-2:
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	-	(.73)	11.18	15.38	232	1.54	1.54	6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.15)	200	1.53	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	209	1.58	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Class R-3:
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	-	(.79)	11.18	15.96	352	1.03	1.03	6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	-	(.84)	10.36	.31	266	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.33	316	1.05	1.05	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Class R-4:
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	-	(.82)	11.18	16.32	232	.72	.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.61	208	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.68	213	.75	.75	8.19
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Class R-5:
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	-	(.85)	11.18	16.67	290	.41	.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	-	(.91)	10.36	.91	224	.42	.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	17.03	232	.44	.44	8.50
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Class R-6:
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	-	(.86)	11.18	16.72	226	.36	.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	-	(.92)	10.36	.96	104	.37	.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	-	(.86)	11.13	17.09	89	.39	.39	8.56
Period from 5/1/2009 to 9/30/2009(4)	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	38%	51%	47%	43%	35%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 12, 2012

Expense example
     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2012, through September 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/2012	Ending account value 9/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,046.52	$3.48	.68%
Class A -- assumed 5% return	1,000.00	1,021.60	3.44	.68
Class B -- actual return	1,000.00	1,042.64	7.30	1.43
Class B -- assumed 5% return	1,000.00	1,017.85	7.21	1.43
Class C -- actual return	1,000.00	1,042.36	7.56	1.48
Class C -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class F-1 -- actual return	1,000.00	1,046.37	3.63	.71
Class F-1 -- assumed 5% return	1,000.00	1,021.45	3.59	.71
Class F-2 -- actual return	1,000.00	1,047.66	2.35	.46
Class F-2 -- assumed 5% return	1,000.00	1,022.70	2.33	.46
Class 529-A -- actual return	1,000.00	1,046.05	3.94	.77
Class 529-A -- assumed 5% return	1,000.00	1,021.15	3.89	.77
Class 529-B -- actual return	1,000.00	1,041.92	7.96	1.56
Class 529-B -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class 529-C -- actual return	1,000.00	1,041.95	7.96	1.56
Class 529-C -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class 529-E -- actual return	1,000.00	1,044.80	5.16	1.01
Class 529-E -- assumed 5% return	1,000.00	1,019.95	5.10	1.01
Class 529-F-1 -- actual return	1,000.00	1,047.16	2.81	.55
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.25	2.78	.55
Class R-1 -- actual return	1,000.00	1,042.34	7.56	1.48
Class R-1 -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class R-2 -- actual return	1,000.00	1,041.90	8.01	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.15	7.92	1.57
Class R-3 -- actual return	1,000.00	1,044.74	5.21	1.02
Class R-3 -- assumed 5% return	1,000.00	1,019.90	5.15	1.02
Class R-4 -- actual return	1,000.00	1,046.36	3.63	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.45	3.59	.71
Class R-5 -- actual return	1,000.00	1,047.91	2.10	.41
Class R-5 -- assumed 5% return	1,000.00	1,022.95	2.07	.41
Class R-6 -- actual return	1,000.00	1,048.20	1.84	.36
Class R-6 -- assumed 5% return	1,000.00	1,023.20	1.82	.36

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
   unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2012:

Qualified dividend income	$23,008,000
Corporate dividends received deduction	$17,588,000
U.S. government income that may be exempt from state taxation	$1,175,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			10 years/
September 30, 2012:	1 year	5 years	Life of class1

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	10.49%	5.47%	9.21%
Not reflecting CDSC	15.49	5.76	9.21

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.43	5.72	8.99
Not reflecting CDSC	15.43	5.72	8.99

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	16.32	6.53	9.83

Class F-2 shares3 — first sold 8/4/08
Not reflecting annual asset-based fee charged
by sponsoring firm	16.62	—	9.35

Class 529-A shares4
Reflecting 3.75% maximum sales charge	11.94	5.69	9.39
Not reflecting maximum sales charge	16.26	6.50	9.80

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	10.34	5.35	9.07
Not reflecting CDSC	15.34	5.65	9.07

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.35	5.65	8.91
Not reflecting CDSC	15.35	5.65	8.91

Class 529-E shares3,4	15.97	6.21	9.47

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	16.50	6.72	9.94

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)

James G. Ellis, 65	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2005	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 69	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and
CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2007	President and University Professor,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund, Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 69	58	None

Margaret Spellings, 55	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III, a trustee of the fund since 2010, and Martin Fenton, a trustee of the fund since 1989, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

“Interested” trustee5,6
Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

John H. Smet, 56	2011	Senior Vice President — Fixed Income, Capital
Research and Management Company; Director,
The Capital Group Companies, Inc.7

“Interested” trustee5,6
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

John H. Smet, 56	17	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See footnotes on page 32.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David C. Barclay, 56	1995	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		Capital Research and Management Company

David A. Daigle, 45	2008	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company7

Jennifer L. Hinman, 54	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;7 Director, Capital International
		Research, Inc.;7 Director, Capital Strategy Research,
		Inc.7

Kristine M. Nishiyama, 42	2003	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company7

Richard N. Lewis, 39	2011	Senior Vice President — Fixed Income, Capital
Vice President		Research Company7

Marcus B. Linden, 46	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company7

Courtney R. Taylor, 37	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 44	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 40	2012	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2012, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•	American Funds Target Date Retirement Series®

•	American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEARX-021-1112P

Litho in USA RCG/RRD/8049-S33534

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$109,000
2012	$112,000

b) Audit-Related Fees:
2011	$ 5,000
2012	$ 6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 7,000
2012	$ 7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$ 1,055,000
2012	$ 1,028,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 38,000
2012	$ 18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$ 2,000
2012	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,651,000 for fiscal year 2011 and $1,582,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust ®
Investment portfolio

September 30, 2012

Bonds, notes & other debt instruments — 89.54%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 84.22%
CONSUMER DISCRETIONARY — 17.72%
MGM Resorts International 6.75% 2013	$45,790	$46,992
MGM Resorts International 13.00% 2013	26,725	30,266
MGM Resorts International 5.875% 2014	70,090	73,244
MGM Resorts International 10.375% 2014	9,525	10,763
MGM Resorts International 6.625% 2015	22,975	24,698
MGM Resorts International 6.875% 2016	12,000	12,600
MGM Resorts International 7.50% 2016	36,400	39,130
MGM Resorts International 11.125% 2017	13,800	15,335
MGM Resorts International 6.75% 20201	33,125	33,208
MGM Resorts International 9.00% 2020	12,225	13,707
MGM Resorts International 7.75% 2022	23,200	24,360
Charter Communications, Inc. 13.50% 2016	46,320	50,373
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	70,900	77,636
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	40,425	43,962
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	10,875
CCO Holdings LLC and CCO Holdings Capital Corp. 7.375% 2020	23,000	25,789
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	28,175	31,979
EchoStar DBS Corp 7.75% 2015	5,000	5,650
EchoStar DBS Corp 7.125% 2016	7,000	7,770
DISH DBS Corp. 4.625% 20171	95,950	98,589
DISH DBS Corp 7.875% 2019	3,550	4,145
DISH DBS Corp 6.75% 2021	48,490	53,097
DISH DBS Corp. 5.875% 20221	44,200	45,526
Boyd Gaming Corp. 6.75% 2014	31,675	31,833
Boyd Gaming Corp. 7.125% 2016	34,465	34,293
Boyd Gaming Corp. 9.125% 2018	82,070	86,584
Boyd Gaming Corp. 9.00% 20201	50,950	52,224
Virgin Media Finance PLC, Series 1, 9.50% 2016	88,775	98,762
Virgin Media Secured Finance PLC 6.50% 2018	9,325	10,258
Virgin Media Finance PLC 8.375% 20191	57,435	65,619
Univision Communications Inc., Term Loan B, 4.466% 20172,3,4	122,468	121,243
Univision Communications Inc. 8.50% 20211	31,790	32,426
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	67,753	68,993
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	26,450	29,360
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	19,300	20,796
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 20231	10,475	10,527
Revel Entertainment, Term Loan, 8.50% 20142,3,4	8,656	8,496
Revel Entertainment, Term Loan B, 9.00% 20172,3,4	117,150	93,093
Revel Entertainment, Term Loan B, 9.00% 20172,3,4	7,260	5,769
Revel Entertainment 12.00% 20181,2,5	40,649	18,182
Needle Merger Sub Corp. 8.125% 20191	121,855	124,901
Limited Brands, Inc. 5.25% 2014	703	747
Limited Brands, Inc. 8.50% 2019	9,934	12,020
Limited Brands, Inc. 7.00% 2020	17,513	19,965
Limited Brands, Inc. 6.625% 2021	58,180	66,325
Limited Brands, Inc. 5.625% 2022	22,500	24,356
Michaels Stores, Inc., Term Loan B3, 5.00% 20162,3,4	17,346	17,531
Michaels Stores, Inc., Term Loan B2, 5.00% 20162,3,4	5,877	5,940
Michaels Stores, Inc. 11.375% 2016	11,000	11,551
Michaels Stores, Inc. 13.00% 2016	22,678	23,869
Michaels Stores, Inc. 7.75% 2018	50,750	54,683
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	82,450	89,252
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	22,750	22,295
Neiman Marcus Group, Inc. 10.375% 2015	25,700	26,278
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20182,3,4	77,945	78,503
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	36,500	39,146
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 20161	20,000	21,450
CityCenter Holdings, LLC and CityCenter Finance Corp. 11.50% 20175	37,745	40,482
Warner Music Group 9.50% 2016	16,261	17,826
Warner Music Group 9.50% 2016	11,855	12,996
Warner Music Group 11.50% 2018	43,650	49,325
Warner Music Group 13.75% 2019	16,975	18,757
J.C. Penney Co., Inc. 5.75% 2018	52,531	50,167
J.C. Penney Co., Inc. 5.65% 2020	32,096	29,127
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20162,3,4	3,087	3,085
Toys “R” Us-Delaware, Inc. 7.375% 20161	19,080	19,509
Toys “R” Us Property Co. II, LLC 8.50% 2017	27,475	29,742
Toys “R” Us Property Co. I, LLC 10.75% 2017	1,725	1,889
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20182,3,4	14,738	14,514
Toys “R” Us, Inc. 7.375% 2018	6,700	6,047
Burger King Corp 0%/11.00% 20191,6	76,125	63,374
PETCO Animal Supplies, Inc. 9.25% 20181	53,750	59,931
Academy, Ltd., Term Loan B, 6.00% 20182,3,4	35,132	35,320
Academy, Ltd. 9.25% 20191	21,050	23,234
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 20172,3,4	35,280	35,726
Burlington Coat Factory Warehouse Corp. 10.00% 2019	15,250	16,947
NCL Corp. Ltd. 11.75% 2016	18,925	21,906
NCL Corp. Ltd. 9.50% 2018	20,875	23,223
Jaguar Land Rover PLC 7.75% 20181	18,960	20,548
Jaguar Land Rover PLC 8.125% 20211	18,725	20,480
Cinemark USA, Inc. 8.625% 2019	36,250	40,419
Tousa, Inc. 9.00% 20107,8	22,486	13,559
Tousa, Inc. 9.00% 20107,8	7,325	4,417
Tousa, Inc. 9.25% 20111,2,7,8	36,325	21,904
Royal Caribbean Cruises Ltd. 6.875% 2013	4,000	4,230
Royal Caribbean Cruises Ltd. 11.875% 2015	27,725	34,240
Bon-Ton Department Stores Inc. 10.625% 20171	41,230	37,416
DineEquity, Inc. 9.50% 2018	29,275	33,154
Local T.V. Finance LLC, Term Loan B, 2.22% 20132,3,4	110	110
Local T.V. Finance LLC 9.25% 20151,2,5	31,914	32,712
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	24,166
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,757
Marina District Finance Co., Inc. 9.50% 2015	10,000	10,138
Marina District Finance Co., Inc. 9.875% 2018	21,000	21,158
Mohegan Tribal Gaming Authority 10.50% 20161	19,175	17,641
Mohegan Tribal Gaming Authority 11.00% 20181,2,5	17,875	12,691
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 20127	37,251	29,987
Tower Automotive Holdings 10.625% 20171	23,925	25,899
UPC Germany GmbH 7.50% 2019	€7,250	10,202
UPC Germany GmbH 9.625% 2019	10,800	15,484
Jarden Corp. 8.00% 2016	$23,250	24,936
Cablevision Systems Corp. 7.75% 2018	3,000	3,337
CSC Holdings, Inc. 8.625% 2019	900	1,069
Cablevision Systems Corp. 5.875% 2022	19,900	19,900
Fox Acquisition LLC 13.375% 20161	5,000	5,344
Fox Acquisition LLC, Term-Loan B, 5.50% 20172,3,4	16,075	16,221
Cumulus Media Holdings Inc. 7.75% 2019	22,000	21,505
Seneca Gaming Corp. 8.25% 20181	17,650	18,621
Videotron Ltd. 6.375% 2015	3,720	3,794
Quebecor Media Inc. 7.75% 2016	3,725	3,846
Videotron Ltd. 5.00% 2022	9,200	9,660
Lamar Media Corp. 7.875% 2018	13,525	15,013
Lamar Media Corp. 5.875% 2022	1,500	1,605
Carmike Cinemas, Inc. 7.375% 2019	14,000	15,120
Nara Cable Funding Ltd. 8.875% 20181	16,250	14,909
National CineMedia, Inc. 6.00% 20221	13,550	14,363
Allison Transmission Holdings, Inc., Term Loan B, 2.72% 20142,3,4	13,951	13,993
Education Management LLC and Education Management Finance Corp. 8.75% 2014	17,420	13,805
Gray Television, Inc., Series D, 17.00% (undated)2,7,8,9	12,573	12,573
Dynacast International LLC 9.25% 2019	10,950	11,607
Chrysler Group LLC, Term Loan B, 6.00% 20172,3,4	10,606	10,844
Seminole Tribe of Florida 7.804% 20201,3	8,320	8,531
LBI Media, Inc. 8.50% 20171	32,885	8,386
Tenneco Inc. 6.875% 2020	4,300	4,730
FCE Bank PLC 7.125% 2013	€3,550	4,638
Marks and Spencer Group PLC 7.125% 20371	$4,090	4,483
AMC Entertainment Inc. 8.00% 2014	4,268	4,273
Grupo Televisa, SAB 6.625% 2040	2,500	3,327
Time Warner Cable Inc. 7.50% 2014	750	824
Cox Communications, Inc. 5.45% 2014	390	429
		3,510,089

TELECOMMUNICATION SERVICES — 11.79%
Nextel Communications, Inc., Series F, 5.95% 2014	117,065	117,650
Nextel Communications, Inc., Series D, 7.375% 2015	62,258	62,647
Sprint Nextel Corp. 6.00% 2016	20,000	20,700
Sprint Nextel Corp. 8.375% 2017	83,450	93,255
Sprint Nextel Corp. 9.125% 2017	49,000	55,738
Sprint Nextel Corp. 9.00% 20181	31,150	37,458
Sprint Capital Corp. 6.90% 2019	5,000	5,212
Sprint Nextel Corp. 7.00% 2020	108,500	113,247
Sprint Nextel Corp. 11.50% 2021	39,405	49,503
Sprint Capital Corp. 8.75% 2032	4,800	4,992
Frontier Communications Corp. 8.25% 2017	125,266	142,803
Frontier Communications Corp. 8.125% 2018	17,151	19,381
Frontier Communications Corp. 8.50% 2020	72,760	82,583
Frontier Communications Corp. 9.25% 2021	55,510	64,530
Frontier Communications Corp. 8.75% 2022	26,632	30,360
Frontier Communications Corp. 7.125% 2023	100,875	105,288
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20151	123,930	123,310
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20151	120,730	120,126
Clearwire Communications and Clearwire Finance, Inc. 14.75% 20161	16,600	18,094
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20171	86,930	79,976
Cricket Communications, Inc. 10.00% 2015	52,570	55,461
Cricket Communications, Inc. 7.75% 2016	178,140	188,828
Cricket Communications, Inc. 7.75% 2020	29,025	28,445
Wind Acquisition SA 11.75% 20171	140,330	132,963
Wind Acquisition SA 7.25% 20181	37,080	35,411
Wind Acquisition SA 7.375% 2018	€21,915	26,191
Digicel Group Ltd. 12.00% 20141	$61,825	70,171
Digicel Group Ltd. 12.00% 2014	600	681
Digicel Group Ltd. 10.50% 20181	10,450	11,469
Digicel Group Ltd. 8.25% 20201	42,100	44,416
LightSquared, Term Loan B, 12.00% 20143,4,5,7	144,713	101,842
Vodafone Group PLC, Term Loan B, 6.875% 20153,4,5	60,050	62,152
Vodafone Group PLC, Term Loan B, 6.25% 20163,4,5,8	35,229	36,462
Trilogy International Partners, LLC, 10.25% 20161	90,290	74,038
Crown Castle International Corp. 9.00% 2015	29,475	31,833
Crown Castle International Corp. 7.75% 20171	11,150	11,958
Crown Castle International Corp. 7.125% 2019	1,000	1,090
Level 3 Communications, Inc. 8.125% 2019	4,900	5,231
Level 3 Communications, Inc. 11.875% 2019	15,525	17,698
SBA Communications Corp. 5.75% 20201	13,325	14,041
tw telecom holdings inc. 5.375% 20221	13,600	13,923
América Móvil, SAB de CV 5.00% 2020	4,350	5,116
América Móvil, SAB de CV 8.46% 2036	MXN65,000	5,375
Sable International Finance Ltd. 8.75% 20201	$5,200	5,824
Syniverse Holdings, Inc. 9.125% 2019	4,600	4,968
Telefónica Emisiones, SAU 6.421% 2016	3,025	3,203
		2,335,643

FINANCIALS — 10.41%
Realogy Corp. 10.50% 2014	1,000	1,045
Realogy Corp., Term Loan B, 4.478% 20162,3,4	140,462	139,057
Realogy Corp., Letter of Credit, 4.491% 20162,3,4	11,765	11,647
Realogy Corp., Second Lien Term Loan A, 13.50% 20173,4	147,699	149,545
Realogy Corp. 7.875% 20191	145,435	153,434
Realogy Corp. 7.625% 20201	3,000	3,322
Realogy Corp. 9.00% 20201	87,735	97,167
CIT Group Inc., Series C, 4.75% 20151	135,300	141,727
CIT Group Inc. 4.25% 2017	31,500	32,855
CIT Group Inc. 5.00% 2017	96,625	103,630
CIT Group Inc., Series C, 5.50% 20191	30,550	33,223
International Lease Finance Corp., Series R, 6.375% 2013	1,000	1,024
International Lease Finance Corp. 4.875% 2015	126,930	132,409
International Lease Finance Corp. 8.625% 2015	13,430	15,344
International Lease Finance Corp. 5.75% 2016	9,000	9,589
Liberty Mutual Group Inc. 6.50% 20351	18,000	19,385
Liberty Mutual Group Inc., Series B, 7.00% 20671,2	11,185	10,682
Liberty Mutual Group Inc., Series A, 7.80% 20871,2	52,323	57,032
Hospitality Properties Trust 7.875% 2014	4,090	4,421
Hospitality Properties Trust 5.125% 2015	4,410	4,632
Hospitality Properties Trust 6.30% 2016	5,940	6,480
Hospitality Properties Trust 5.625% 2017	8,870	9,609
Hospitality Properties Trust 6.70% 2018	9,595	10,854
Hospitality Properties Trust 5.00% 2022	46,250	48,690
Springleaf Finance Corp., Series I, 5.40% 2015	13,513	12,204
Springleaf Finance Corp., Term Loan B, 5.50% 20172,3,4	49,290	48,353
Springleaf Finance Corp., Series J, 6.90% 2017	20,000	17,100
HBOS PLC 6.75% 20181	26,925	27,464
LBG Capital No.1 PLC, Series 2, 7.875% 20201	29,490	29,785
HBOS PLC 6.00% 20331	17,781	15,258
Crescent Resources 10.25% 20171	67,025	70,041
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	11,414	11,785
Host Hotels & Resorts LP 9.00% 2017	3,850	4,216
Host Hotels & Resorts LP 5.875% 2019	16,100	17,790
Host Hotels & Resorts LP 6.00% 2020	4,000	4,440
Host Hotels & Resorts LP 6.00% 2021	7,000	8,032
Host Hotels & Resorts LP, Series C, 4.75% 2023	13,525	14,083
MetLife Capital Trust IV, junior subordinated 7.875% 20671,2	14,950	17,716
MetLife Capital Trust X, junior subordinated 9.25% 20681,2	18,500	24,513
MetLife Inc., junior subordinated 10.75% 20692	7,000	10,447
iStar Financial Inc., Series B, 9.00% 2017	48,915	52,584
Developers Diversified Realty Corp. 5.50% 2015	2,470	2,674
Developers Diversified Realty Corp. 9.625% 2016	20,326	25,326
Developers Diversified Realty Corp. 7.50% 2017	9,940	11,908
Developers Diversified Realty Corp. 7.875% 2020	6,040	7,799
Royal Bank of Scotland Group PLC 4.70% 2018	22,490	21,738
RBS Capital Trust II 6.425% noncumulative trust (undated)2	9,780	8,117
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)1,2,7	10,705	9,742
American Tower Corp. 7.00% 2017	21,825	26,008
American Tower Corp. 7.25% 2019	8,460	10,342
Prologis, Inc. 7.625% 2014	3,000	3,294
Prologis, Inc. 6.25% 2017	2,750	3,153
Prologis, Inc. 6.625% 2018	8,570	10,254
Prologis, Inc. 7.375% 2019	7,120	8,831
Prologis, Inc. 6.875% 2020	6,580	7,999
Genworth Financial, Inc. 7.625% 2021	14,935	15,271
Genworth Financial, Inc., junior subordinated 6.15% 20662	22,500	14,541
Catlin Insurance Ltd., junior subordinated 7.249% (undated)1,2	30,275	29,783
Synovus Financial Corp. 5.125% 2017	21,493	21,063
Synovus Financial Corp. 7.875% 2019	7,585	8,419
Regions Financial Corp. 7.75% 2014	14,709	16,401
Regions Financial Corp. 5.20% 2015	5,300	5,525
Regions Financial Corp. 5.75% 2015	3,763	4,050
Lazard Group LLC 7.125% 2015	22,000	24,276
Ford Motor Credit Co. 8.70% 2014	1,000	1,138
Ford Motor Credit Co. 5.625% 2015	1,000	1,096
Ford Motor Credit Co. 7.00% 2015	3,000	3,367
Ford Motor Credit Co. 8.00% 2016	7,000	8,386
Ford Motor Credit Co. 4.25% 2017	6,000	6,384
Ford Motor Credit Co. 6.625% 2017	2,600	3,020
Unum Group 7.125% 2016	12,425	14,476
Unum Group 5.625% 2020	1,155	1,293
AXA SA, junior subordinated 6.463% (undated)1,2	16,244	15,066
Korea Development Bank 4.00% 2016	1,000	1,090
Korea Development Bank 3.50% 2017	3,190	3,442
Korea Development Bank 3.875% 2017	9,360	10,210
NASDAQ OMX Group, Inc. 5.25% 2018	12,250	13,250
BBVA Bancomer SA, junior subordinated 7.25% 20201	1,700	1,849
BBVA Bancomer SA 6.50% 20211	8,305	9,140
BNP Paribas, junior subordinated 7.195% (undated)1,2	10,000	9,505
Barclays Bank PLC, junior subordinated 6.86% (undated)1,2	9,000	8,865
HSBK (Europe) BV 7.25% 20211	8,545	8,721
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,924
QBE Capital Funding III LP 7.25% 20411,2	7,650	7,758
Zions Bancorporation 6.00% 2015	7,310	7,668
ACE Cash Express, Inc. 11.00% 20191	7,155	6,761
Rouse Co. 6.75% 20131	6,250	6,406
VEB Finance Ltd. 6.902% 20201	4,950	5,860
Banco de Crédito del Perú 5.375% 20201	5,000	5,425
The Export-Import Bank of Korea 4.375% 2021	2,900	3,266
Banco Mercantil del Norte, SA, junior subordinated 6.862% 20211,2	2,000	2,175
Banco Mercantil del Norte SA, junior subordinated 6.862% 20212	745	810
Banco del Estado de Chile 4.125% 20201	2,500	2,706
Allstate Corp., Series B, junior subordinated 6.125% 20672	2,530	2,615
Development Bank of Kazakhstan 5.50% 20151	1,475	1,608
Banco Votorantim SA 6.25% 201610	BRL7,064,120	1,113
		2,061,521

INDUSTRIALS — 10.20%
CEVA Group PLC 11.625% 20161	$25,205	25,961
CEVA Group PLC 8.375% 20171	46,525	45,304
CEVA Group PLC 11.50% 20181	43,382	38,610
CEVA Group PLC 12.75% 20201	122,000	101,565
Ply Gem Industries, Inc. 13.125% 2014	25,487	27,335
Ply Gem Industries, Inc. 9.375% 20171	11,900	11,989
Ply Gem Industries, Inc. 8.25% 2018	147,025	154,192
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 20122,3,4	28,615	29,113
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.262% 20142,3,4	4,911	3,217
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 20142,3,4	163,487	107,084
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 20142,3,4	25,146	16,848
Hawker Beechcraft Acquisition Co., LLC 8.50% 20157	8,045	1,448
Hawker Beechcraft Acquisition Co., LLC 8.875% 20155,7	57,450	10,341
Hawker Beechcraft Acquisition Co., LLC 9.75% 20177	5,075	27
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	143,967	141,808
US Investigations Services, Inc., Term Loan B, 2.969% 20152,3,4	8,907	8,365
US Investigations Services, Inc., Term Loan D, 7.75% 20152,3,4	48,540	48,520
US Investigations Services, Inc. 10.50% 20151	48,330	42,530
US Investigations Services, Inc. 11.75% 20161	20,350	17,094
BE Aerospace, Inc. 5.25% 2022	103,270	107,659
Nortek Inc. 10.00% 201811	47,735	52,986
Nortek Inc. 8.50% 202111	47,660	50,996
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 5.45% 20142,3,4	8,993	8,993
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 5.45% 20142,3,4	8,529	8,529
DAE Aviation Holdings, Inc. 11.25% 20151	82,414	85,299
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)2	51,600	54,695
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)2	23,500	26,291
Euramax International, Inc. 9.50% 2016	85,615	78,766
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	2,557	2,896
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	6,492	7,287
Nielsen Finance LLC, Term Loan 1L, 8.50% 20173,4	28,000	30,287
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	9,700	10,985
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 20201	17,500	17,478
Esterline Technologies Corp. 6.625% 2017	21,562	22,398
Esterline Technologies Corp. 7.00% 2020	41,460	46,228
United Air Lines, Inc., Term Loan B, 2.25% 20142,3,4	21,852	21,674
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20063,7,8	1,135	—
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20173	2,370	2,513
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20183	3,766	3,860
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20183	2,194	2,221
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20193	3,907	4,238
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20193	941	1,002
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	3,054	3,321
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20203	9,237	9,497
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20211,3	3,286	3,229
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20223	4,582	4,983
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20223	2,472	2,772
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20223	282	321
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20223	5,112	5,444
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	37,540	35,945
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	17,575	15,949
Navios Logistics Finance (US) Inc., 9.25% 2019	3,225	3,048
TRAC Intermodal 11.00% 20191	47,275	49,639
United Rentals, Inc. 7.375% 20201	11,625	12,526
United Rentals, Inc. 7.625% 20221	31,725	34,818
ARAMARK Corp. 3.945% 20152	5,375	5,375
ARAMARK Corp. 8.50% 2015	16,875	17,297
ARAMARK Corp. 8.625% 20161,2,5	23,800	24,455
RBS Global, Inc. and Rexnord LLC 8.50% 2018	39,800	44,079
TransDigm Inc. 7.75% 2018	36,445	40,454
Northwest Airlines, Inc., Term Loan B, 3.87% 20132,3,4	5,781	5,752
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 20171,3	7,650	7,918
Northwest Airlines, Inc., Term Loan A, 2.12% 20182,3,4	8,640	8,122
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20243	10,908	11,985
JELD-WEN Escrow Corp. 12.25% 20171	28,750	32,847
Odebrecht Finance Ltd 5.125% 20221	15,350	16,386
Odebrecht Finance Ltd 6.00% 20231	4,800	5,352
Odebrecht Finance Ltd 7.125% 20421	7,375	8,234
ADS Waste Escrow, Term Loan B, 5.25% 20192,3,4	19,925	20,068
ADS Waste Escrow 8.25% 20201	9,425	9,637
Iron Mountain Inc. 5.75% 2024	28,750	28,966
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20193	6,428	5,436
AMR Corp. 10.00% 20217	9,000	5,715
AMR Corp. 9.00% 20127	16,155	10,420
Baker Corp. 8.25% 20191	14,400	14,652
Florida East Coast Railway Corp. 8.125% 2017	9,450	9,993
CMA CGM 8.50% 20171	12,800	9,024
ENA Norte Trust 4.95% 20231,3	7,350	7,400
Sequa Corp., Term Loan B, 3.72% 20142,3,4	6,469	6,463
RZD Capital Ltd. 8.30% 2019	RUB141,500	4,700
		2,020,854

HEALTH CARE — 8.88%
VWR Funding, Inc., Series B, 10.25% 20155	$138,533	141,824
VWR Funding, Inc. 7.25% 20171	77,125	78,426
Kinetic Concepts, Inc. 10.50% 20181	94,405	100,305
Kinetic Concepts, Inc. 12.50% 20191	62,750	59,613
PTS Acquisition Corp. 9.50% 20155	119,206	122,037
PTS Acquisition Corp. 9.75% 2017	€16,085	21,393
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	$34,675	38,021
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	19,385	21,275
Elan Finance PLC and Elan Finance Corp. 6.25% 20191	78,600	79,386
VPI Escrow Corp. 6.375% 20201	121,060	124,087
Quintiles, Term Loan B, 5.00% 20182,3,4	118,813	119,704
inVentiv Health Inc. 10.00% 20181	39,135	34,634
inVentiv Health Inc. 10.00% 20181	91,315	80,814
Tenet Healthcare Corp. 7.375% 2013	51,295	52,385
Tenet Healthcare Corp. 9.25% 2015	49,435	55,862
HCA Inc. 6.375% 2015	25,880	28,015
HCA Inc., Term Loan B2, 3.612% 20172,3,4	7,015	7,036
HCA Inc. 6.50% 2020	5,000	5,575
HCA Inc. 7.875% 2020	5,050	5,700
HCA Holdings, Inc. 7.75% 2021	8,750	9,581
HCA Inc. 7.50% 2022	25,300	28,779
DJO Finance LLC 10.875% 2014	8,000	8,320
DJO Finance LLC 9.75% 2017	6,428	5,496
DJO Finance LLC 7.75% 2018	9,891	9,075
DJO Finance LLC 9.875% 20181	44,710	44,375
Patheon Inc. 8.625% 20171	63,911	65,509
Rotech Healthcare Inc. 10.75% 2015	15,145	14,842
Rotech Healthcare Inc. 10.50% 2018	69,465	40,290
Surgical Care Affiliates, Inc. 8.875% 20151	28,684	29,473
Surgical Care Affiliates, Inc. 10.00% 20171	19,430	20,110
Bausch & Lomb Inc. 9.875% 2015	47,825	49,439
Merge Healthcare Inc 11.75% 2015	41,500	45,131
Symbion Inc. 8.00% 2016	40,675	41,895
Multiplan Inc. 9.875% 20181	30,450	33,799
INC Research LLC 11.50% 20191	30,120	30,421
Centene Corp. 5.75% 2017	26,935	28,955
Grifols Inc. 8.25% 2018	25,375	28,166
Alkermes Inc., Term Loan B, 4.50% 20192,3,4	17,420	17,529
Boston Scientific Corp. 6.00% 2020	12,086	14,390
Accellent Inc. 8.375% 2017	7,500	7,744
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	1,960	2,122
Endo Pharmaceuticals Holdings Inc. 7.00% 2020	3,500	3,789
Health Management Associates, Inc. 6.125% 2016	3,000	3,285
		1,758,607

MATERIALS — 7.02%
Reynolds Group Inc. 8.50% 2018	14,155	14,438
Reynolds Group Inc. 7.125% 2019	5,700	6,042
Reynolds Group Inc. 7.875% 2019	32,260	35,002
Reynolds Group Inc. 9.00% 2019	15,870	16,267
Reynolds Group Inc. 9.875% 2019	121,160	129,490
Reynolds Group Inc. 5.75% 20201	187,475	187,709
Inmet Mining Corp. 8.75% 20201	104,955	109,153
ArcelorMittal 4.50% 20172	19,750	19,395
ArcelorMittal 5.75% 20212	21,242	20,275
ArcelorMittal 6.25% 20222	28,575	28,200
ArcelorMittal 6.75% 20412	34,940	31,530
Georgia Gulf Corp. 9.00% 20171	81,885	91,916
Ball Corp. 7.125% 2016	15,285	16,622
Ball Corp. 6.75% 2020	2,555	2,823
Ball Corp. 5.75% 2021	16,830	18,218
Ball Corp. 5.00% 2022	44,740	46,921
FMG Resources 7.00% 20151	38,475	38,475
FMG Resources 6.375% 20161	3,000	2,933
FMG Resources 6.00% 20171	30,000	28,050
FMG Resources 6.875% 20181	3,000	2,801
FMG Resources 8.25% 20191	5,000	4,875
JMC Steel Group Inc. 8.25% 20181	69,405	71,140
Ryerson Inc. 9.00% 20171	40,700	41,768
Ryerson Inc. 11.25% 20181	13,650	13,735
Taminco Global Chemical Corp. 9.75% 20201	47,275	51,293
MacDermid 9.50% 20171	47,046	49,339
Consolidated Minerals Ltd. 8.875% 20161	56,985	47,013
Smurfit Kappa Acquisition 7.75% 2019	€11,610	16,430
Smurfit Capital Funding PLC 7.50% 2025	$25,515	26,089
Newpage Corp. 11.375% 20147	56,550	35,909
Packaging Dynamics Corp. 8.75% 20161	25,345	26,866
CEMEX Finance LLC 9.50% 20161	10,400	10,790
CEMEX Finance LLC 9.50% 2016	6,850	7,107
CEMEX SA 9.25% 20201	7,635	7,694
OMNOVA Solutions Inc. 7.875% 2018	24,545	24,913
Braskem Finance Ltd. 5.75% 20211	2,100	2,237
Braskem America Finance Co. 7.125% 20411	17,650	18,797
Braskem America Finance Co. 7.125% 2041	2,045	2,178
Graphic Packaging International, Inc. 9.50% 2017	11,715	12,887
Graphic Packaging International, Inc. 7.875% 2018	8,965	9,974
International Paper Co. 7.95% 2018	17,575	22,653
Mirabela Nickel Ltd. 8.75% 20181	22,650	17,101
Nufarm Ltd. 6.375% 20191	16,000	16,000
Ardagh Packaging Finance 7.375% 20171	1,000	1,076
Ardagh Packaging Finance 11.125% 20181,2,5	5,175	4,980
Ardagh Packaging Finance 9.125% 20201	1,000	1,063
		1,390,167

INFORMATION TECHNOLOGY — 6.72%
First Data Corp. 9.875% 2015	16,639	16,972
First Data Corp. 9.875% 2015	4,794	4,914
First Data Corp. 10.55% 20155	26,774	27,544
First Data Corp. 11.25% 2016	185,840	181,194
First Data Corp., Term Loan D, 5.217% 20172,3,4	73,036	72,205
First Data Corp. 7.375% 20191	5,000	5,181
First Data Corp. 6.75% 20201	18,225	18,202
First Data Corp. 8.25% 20211	53,071	53,204
First Data Corp. 12.625% 2021	113,026	117,688
First Data Corp. 8.75% 20221,2,5	77,575	78,545
SRA International, Inc., Term Loan B, 6.50% 20182,3,4	91,412	90,650
SRA International, Inc. 11.00% 2019	75,535	77,423
Freescale Semiconductor, Inc., Term Loan, 4.481% 20162,3,4	11,235	11,001
Freescale Semiconductor, Inc. 10.125% 2016	12,624	13,129
Freescale Semiconductor, Inc. 9.25% 20181	33,725	36,844
Freescale Semiconductor, Inc. 10.125% 20181	31,616	34,936
Freescale Semiconductor, Inc., Term Loan B, 6.00% 20192,3,4	45,770	45,970
Freescale Semiconductor, Inc. 8.05% 2020	3,000	2,970
NXP BV and NXP Funding LLC 3.205% 20132	337	337
NXP BV and NXP Funding LLC 3.247% 20132,3	€1,418	1,822
NXP BV and NXP Funding LLC 10.00% 20139	$77,049	81,680
NXP BV and NXP Funding LLC 9.75% 20181	51,650	59,656
Blackboard Inc., Term Loan B, 7.50% 20182,3,4	94,994	96,003
SunGard Data Systems Inc. 7.375% 2018	17,700	19,072
SunGard Data Systems Inc. 7.625% 2020	23,484	25,597
Hughes Satellite Systems Corp. 6.50% 2019	8,900	9,567
Hughes Satellite Systems Corp. 7.625% 2021	23,850	26,533
Jabil Circuit, Inc. 8.25% 2018	11,915	14,209
Jabil Circuit, Inc. 5.625% 2020	6,000	6,450
Jabil Circuit, Inc. 4.70% 2022	14,800	14,800
Lawson Software Inc., Term Loan B, 5.25% 20182,3,4	7,000	7,037
Lawson Software, Inc. 9.375% 20191	21,950	24,474
Serena Software, Inc. 10.375% 2016	24,540	25,215
NCR Corp. 5.00% 20221	12,650	12,840
Ceridian Corp. 11.25% 2015	12,650	12,523
Advanced Micro Devices, Inc. 7.75% 2020	3,750	3,825
		1,330,212

ENERGY — 5.93%
Alpha Natural Resources, Inc. 9.75% 2018	42,205	41,766
Alpha Natural Resources, Inc. 6.00% 2019	41,200	34,608
Alpha Natural Resources, Inc. 6.25% 2021	47,125	39,467
Arch Coal, Inc. 8.75% 2016	7,560	7,447
Arch Coal, Inc. 7.00% 2019	51,567	43,574
Arch Coal, Inc. 7.25% 2021	53,025	44,541
Transocean Inc. 5.05% 2016	11,400	12,754
Transocean Inc. 6.375% 2021	58,885	70,616
Transocean Inc. 7.35% 2041	2,385	3,145
Peabody Energy Corp. 6.00% 20181	57,750	58,039
Peabody Energy Corp. 6.25% 20211	22,300	22,300
Petrobras International 5.75% 2020	17,630	20,186
Petrobras International 5.375% 2021	44,730	50,634
Petrobras International 6.875% 2040	4,130	5,217
Petrobras International Finance Co. 6.75% 2041	2,025	2,526
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	11,000	11,825
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	61,825	62,675
PDC Energy Inc. 7.75% 20221	67,425	67,425
CONSOL Energy Inc. 8.00% 2017	35,895	37,690
CONSOL Energy Inc. 8.25% 2020	23,125	24,339
Laredo Petroleum, Inc. 9.50% 2019	41,350	47,036
Laredo Petroleum, Inc. 7.375% 2022	13,450	14,593
NGPL PipeCo LLC 7.119% 20171	5,950	6,352
NGPL PipeCo LLC 9.625% 20191	47,915	54,743
Reliance Holdings Ltd. 4.50% 2020	7,000	7,188
Reliance Holdings Ltd. 5.40% 20221	34,475	36,798
Reliance Holdings Ltd. 6.25% 20401	5,000	5,639
Energy Transfer Partners, LP 7.50% 2020	40,125	45,742
Petroplus Finance Ltd. 6.75% 20141,7	100,292	14,542
Petroplus Finance Ltd. 7.00% 20171,7	126,097	18,284
Petroplus Finance Ltd. 9.375% 20191,7	80,460	11,667
Dolphin Energy Ltd. 5.50% 20211	35,500	41,144
Gazprom OJSC 5.092% 20151	2,340	2,501
Gazprom OJSC 4.95% 20161	4,250	4,510
Gazprom OJSC 5.999% 20211	9,900	11,288
Gazprom OJSC, Series 9, 6.51% 2022	12,175	14,373
Gazprom OJSC 7.288% 20371	1,800	2,277
Teekay Corp. 8.50% 2020	19,135	20,187
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20181,3	18,035	18,846
Pemex Project Funding Master Trust 5.75% 2018	5,850	6,881
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,500	8,190
Petróleos Mexicanos 6.50% 2041	2,245	2,810
Overseas Shipholding Group, Inc. 8.125% 2018	25,725	17,236
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,3	15,103	17,059
Denbury Resources Inc. 9.75% 2016	7,400	7,973
Denbury Resources Inc. 8.25% 2020	6,088	6,895
TransCanada PipeLines Ltd., junior subordinated 6.35% 20672	13,295	14,234
Concho Resources Inc. 8.625% 2017	3,300	3,655
Concho Resources Inc. 7.00% 2021	4,400	4,950
Concho Resources Inc. 5.50% 2023	5,000	5,231
Continental Resources Inc. 8.25% 2019	1,800	2,034
Continental Resources Inc. 7.375% 2020	700	787
Continental Resources Inc. 7.125% 2021	5,000	5,650
Enterprise Products Operating LLC 7.00% 20672	6,180	6,656
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,195	5,749
Ras Laffan Liquefied Natural Gas II 5.298% 20201,3	2,687	3,037
Ras Laffan Liquefied Natural Gas II 5.298% 20203	1,848	2,088
Forest Oil Corp. 7.25% 2019	4,000	3,990
Enbridge Energy Partners, LP, junior subordinated 8.05% 20772	3,500	3,969
Transportadora de Gas Internacional 5.70% 20221	3,600	3,888
PTT Exploration & Production Ltd 6.35% 20421	3,100	3,605
		1,175,051

CONSUMER STAPLES — 3.11%
Albertson’s, Inc. 7.25% 2013	3,300	3,366
SUPERVALU Inc. 7.50% 2014	55,280	53,345
SUPERVALU Inc. 8.00% 2016	38,990	34,994
SUPERVALU Inc., Term Loan B, 8.00% 20182,3,4	50,922	51,313
Rite Aid Corp. 9.75% 2016	16,515	18,166
Rite Aid Corp. 10.375% 2016	15,250	16,203
Rite Aid Corp. 10.25% 2019	21,345	24,333
Rite Aid Corp. 8.00% 2020	18,575	21,176
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	51,959	55,012
Stater Bros. Holdings Inc. 7.75% 2015	26,230	26,919
Stater Bros. Holdings Inc. 7.375% 2018	20,275	21,948
Constellation Brands, Inc. 8.375% 2014	4,650	5,295
Constellation Brands, Inc. 7.25% 2017	6,500	7,621
Constellation Brands, Inc. 6.00% 2022	20,575	23,507
Constellation Brands, Inc. 4.625% 2023	11,000	11,275
C&S Group Enterprises LLC 8.375% 20171	43,378	45,764
Smithfield Foods, Inc. 7.75% 2017	11,500	12,995
Smithfield Foods, Inc. 6.625% 2022	20,630	21,455
Ingles Markets, Inc. 8.875% 2017	29,725	32,177
Del Monte Corp. 7.625% 2019	29,675	30,677
BFF International Ltd. 7.25% 20201	23,950	28,927
Cott Beverages Inc. 8.375% 2017	8,700	9,581
Cott Beverages Inc. 8.125% 2018	13,325	14,874
Spectrum Brands Inc. 9.50% 2018	12,175	13,788
Pilgrim’s Pride Corp. 7.875% 2018	10,000	9,575
CEDC Finance Corp. 9.125% 20161	11,500	8,021
Post Holdings, Inc. 7.375% 20221	7,500	8,006
TreeHouse Foods, Inc. 7.75% 2018	5,600	6,132
		616,445

UTILITIES — 2.44%
TXU, Term Loan, 3.728% 20142,3,4	3,802	2,837
TXU, Term Loan, 4.728% 20172,3,4	139,658	96,434
Texas Competitive Electric Holdings Co. LLC, 11.50% 20201	67,845	53,428
AES Corp. 7.75% 2015	5,575	6,328
AES Corp. 8.00% 2017	34,000	39,440
AES Corp. 8.00% 2020	16,300	19,030
AES Corp. 7.375% 2021	5,775	6,612
Intergen Power 9.00% 20171	71,950	69,612
NRG Energy, Inc. 8.25% 2020	6,000	6,570
NRG Energy, Inc. 6.625% 20231	39,000	39,926
Edison Mission Energy 7.50% 2013	8,000	4,440
Midwest Generation, LLC, Series B, 8.56% 20163	21,150	19,458
Edison Mission Energy 7.00% 2017	3,095	1,617
Edison Mission Energy 7.20% 2019	19,200	9,984
Edison Mission Energy 7.625% 2027	14,205	7,351
CMS Energy Corp. 8.75% 2019	21,125	27,531
CMS Energy Corp. 5.05% 2022	5,750	6,364
NV Energy, Inc 6.25% 2020	26,150	30,355
Entergy Corp. 4.70% 2017	21,100	23,035
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20171	2,000	2,320
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20211	4,125	4,790
Enersis SA 7.375% 2014	5,000	5,358
		482,820

Total corporate bonds, notes & loans		16,681,409

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 4.55%
United Mexican States Government, Series M10, 8.00% 2015	MXN70,000	5,945
United Mexican States Government Global, Series A, 5.625% 2017	$3,000	3,522
United Mexican States Government, Series M10, 7.75% 2017	MXN120,000	10,515
United Mexican States Government 4.00% 201910	23,672	2,234
United Mexican States Government, Series M, 6.50% 2021	435,000	36,975
United Mexican States Government Global, Series A, 3.625% 2022	$15,700	17,160
United Mexican States Government, Series M20, 10.00% 2024	MXN45,000	4,925
United Mexican States Government, Series M30, 10.00% 2036	39,500	4,396
United Mexican States Government 4.00% 204010	96,107	9,796
United Mexican States Government Global 4.75% 2044	$7,712	8,599
Brazil (Federal Republic of) Global 12.50% 2016	BRL13,350	8,301
Brazil (Federal Republic of) 10.00% 2017	35,620	18,161
Brazil (Federal Republic of) 6.00% 201710	25,741	14,403
Brazil (Federal Republic of) Global 8.00% 20183	$2,499	2,981
Brazil (Federal Republic of) Global 4.875% 2021	3,100	3,720
Brazil (Federal Republic of) Global 8.50% 2024	BRL22,000	12,751
Brazil (Federal Republic of) Global 10.25% 2028	15,000	9,711
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	3,781
Brazil (Federal Republic of) 6.00% 204510	BRL21,469	13,899
Turkey (Republic of) 4.00% 201510	TRY11,781	7,100
Turkey (Republic of) 10.00% 2015	15,100	8,918
Turkey (Republic of) 9.00% 2016	4,100	2,380
Turkey (Republic of) 7.50% 2017	$9,700	11,664
Turkey (Republic of) 6.75% 2018	12,200	14,442
Turkey (Republic of) 10.50% 2020	TRY 3,750	2,363
Turkey (Republic of) 3.00% 202110	14,487	8,380
Turkey (Republic of) 5.625% 2021	$20,450	23,415
Turkey (Republic of) 6.875% 2036	3,200	4,072
Turkey (Republic of) 6.75% 2040	2,500	3,169
Colombia (Republic of) Global 8.25% 2014	4,000	4,654
Colombia (Republic of) Global 12.00% 2015	COP19,150,000	13,142
Colombia (Republic of) Global 7.375% 2019	$11,650	15,465
Colombia (Republic of) Global 11.75% 2020	1,936	3,161
Colombia (Republic of) Global 4.375% 2021	1,700	1,966
Colombia (Republic of) Global 7.75% 2021	COP 1,780,000	1,225
Colombia (Republic of) Global 9.85% 2027	12,085,000	10,226
Colombia (Republic of) Global 10.375% 2033	$823	1,512
Colombia (Republic of) Global 7.375% 2037	4,139	6,384
Bahrain Government 5.50% 2020	47,513	49,022
Bahrain Government 5.50% 20201	2,087	2,153
Russian Federation 7.85% 2018	RUB215,000	7,409
Russian Federation 7.85% 2018	115,000	3,963
Russian Federation 5.00% 2020	$14,300	16,452
Russian Federation 12.75% 2028	2,000	3,880
Russian Federation 7.50% 20303	14,978	18,939
Venezuela (Republic of) 10.75% 2013	6,000	6,180
Venezuela (Republic of) 8.50% 2014	1,250	1,262
Venezuela (Republic of) 5.75% 2016	3,000	2,749
Venezuela (Republic of) 7.65% 2025	8,455	6,658
Venezuela (Republic of) 9.25% 2027	21,545	19,531
Venezuela (Republic of) 9.25% 2028	11,540	10,213
Indonesia (Republic of) 10.375% 2014	1,800	2,052
Indonesia (Republic of) 6.875% 20171	1,000	1,204
Indonesia (Republic of) 6.875% 20181	9,425	11,581
Indonesia (Republic of) 6.875% 2018	8,000	9,830
Indonesia (Republic of) 4.875% 2021	5,600	6,433
Indonesia (Republic of) 3.75% 2022	1,125	1,193
Indonesia (Republic of) 6.625% 20371	2,500	3,331
Indonesia (Republic of) 5.25% 2042	5,450	6,206
Philippines (Republic of) 4.00% 2021	16,350	18,312
Philippines (Republic of) 4.95% 2021	PHP144,000	3,650
Philippines (Republic of) 5.50% 2026	$6,925	8,700
Philippines (Republic of) 6.25% 2036	PHP374,000	10,060
Polish Government, Series 0414, 5.75% 2014	PLN24,554	7,863
Polish Government, Series 1017, 5.25% 2017	36,050	11,784
Polish Government 6.375% 2019	$3,535	4,379
Polish Government 5.125% 2021	14,225	16,608
Chilean Government 5.50% 2020	CLP3,834,000	8,600
Chilean Government 6.00% 2020	1,565,000	3,430
Chilean Government 3.25% 2021	$8,325	9,053
Chilean Government 6.00% 2021	CLP4,345,000	9,571
Uruguay (Republic of) 5.00% 201810	UYU197,996	11,157
Uruguay (Republic of) 4.25% 20273,10	177,822	10,443
Uruguay (Republic of) 4.375% 202810	109,200	6,427
Latvia (Republic of) 5.25% 20171	$20,080	22,138
Latvia (Republic of) 5.25% 2021	4,200	4,728
South Africa (Republic of) 5.50% 2020	6,200	7,394
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR193,000	19,033
Croatian Government 6.25% 20171	$11,850	12,857
Croatian Government 6.75% 20191	4,510	5,108
Croatian Government 6.375% 20211	2,810	3,131
Panama (Republic of) Global 7.125% 2026	585	832
Panama (Republic of) Global 8.875% 2027	6,500	10,579
Panama (Republic of) Global 6.70% 20363	6,440	9,080
Hungarian Government 4.75% 2015	3,500	3,521
Hungarian Government, Series 17/B, 6.75% 2017	HUF1,012,000	4,570
Hungarian Government 6.25% 2020	$5,800	6,321
Hungarian Government 6.375% 2021	700	766
Hungarian Government 7.625% 2041	4,500	5,108
Iraq (Republic of) 5.80% 20283	21,500	19,888
Sri Lanka (Republic of) 6.25% 20211	3,300	3,605
Sri Lanka (Republic of) 5.875% 20221	14,250	15,402
South Korean Government 5.00% 2014	KRW11,325,000	10,619
South Korean Government 5.50% 2017	2,800,000	2,825
Dominican Republic 7.50% 20211,3	$10,000	11,350
Dominican Republic 7.50% 20213	450	511
Peru (Republic of) 7.125% 2019	8,545	11,354
Argentina (Republic of) 7.00% 2015	2,385	2,186
Argentina (Republic of) GDP-Linked 2035	56,982	7,579
Lithuania (Republic of) 6.625% 20221	6,225	7,742
Corporacion Andina de Fomento 4.375% 2022	6,815	7,427
Romanian Government 6.75% 20221	5,400	6,095
Israeli Government 4.00% 2022	4,000	4,258
Province of Buenos Aires 10.875% 20211,3	4,890	3,594
State of Qatar 5.25% 2020	3,000	3,563
Gabonese Republic 8.20% 2017	2,800	3,444
		902,299

U.S. TREASURY BONDS & NOTES — 0.52%
U.S. Treasury 1.375% 2013	21,500	21,601
U.S. Treasury 1.875% 2014	58,000	59,358
U.S. Treasury 3.25% 2016	20,000	22,069
		103,028

MORTGAGE-BACKED OBLIGATIONS3 — 0.18%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20371	8,025	8,458
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20371	27,010	27,503
		35,961

MUNICIPALS — 0.07%
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds (ACR Energy Partners, LLC Project),
Series 2011-B, 12.00% 20301	12,385	13,414

Total bonds, notes & other debt instruments (cost: $17,230,789,000)		17,736,111

	Shares or
Convertible securities — 0.69%	principal amount

INFORMATION TECHNOLOGY — 0.37%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$46,000,000	47,869
Liberty Media Corp. 3.50% convertible notes 2031	$48,500,000	22,973
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$4,650,000	2,325
		73,167

ENERGY — 0.11%
Apache Corp., Series D, 6.00% convertible preferred 2013	455,000	22,136

TELECOMMUNICATION SERVICES — 0.09%
Leap Wireless International, Inc. 4.50% convertible notes 2014	$12,500,000	$11,968
Clearwire Corp. 8.25% convertible notes 20401	$7,722,000	5,642
		17,610

CONSUMER DISCRETIONARY — 0.09%
Cooper-Standard Holdings Inc. 7.00% convertible preferred1,8,11	99,687	16,491

UTILITIES — 0.03%
PPL Corp. 9.50% convertible preferred 2013, units	121,677	6,516

Total convertible securities (cost: $124,915,000)		135,920

Preferred securities — 0.52%	Shares

FINANCIALS — 0.52%
Ally Financial Inc., Series G, 7.00%1	34,250	32,042
Ally Financial Inc., Series 2, 8.125% preferred	650,000	16,381
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	500,000	13,085
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities1	450,000	12,783
First Republic Bank, Series A, noncumulative convertible preferred	400,000	10,875
Citigroup Inc. 6.95% preferred	228,000	5,736
Citigroup Inc. 7.875% preferred	150,150	4,195
HSBC Holdings PLC, Series 2, 8.00%	300,000	8,522

Total preferred securities (cost: $91,542,000)		103,619

Common stocks — 1.40%

INDUSTRIALS — 0.34%
Nortek, Inc.11,12	793,646	43,436
Delta Air Lines, Inc.12	2,373,769	21,744
Atrium Corp.1,8,12	10,987	728
United Continental Holdings, Inc.12	22,981	448
ACF Industries Holding Corp.8,12	4,746	—
		66,356

CONSUMER DISCRETIONARY — 0.33%
Cooper-Standard Holdings Inc.11,12	1,238,538	46,445
American Media, Inc.1,8,11,12	1,122,345	11,380
Ford Motor Co.	810,210	7,989
Five Star Travel Corp.1,8,12	83,780	23
Adelphia Recovery Trust, Series Arahova12	1,773,964	18
Adelphia Recovery Trust, Series ACC-18,12	10,643,283	1
		65,856

FINANCIALS — 0.30%
American Tower Corp.	538,967	38,477
Citigroup Inc.	405,574	13,270
CIT Group Inc.12	124,904	4,920
Bank of America Corp.	390,000	3,444
		60,111

MATERIALS — 0.28%
Georgia Gulf Corp.	1,523,408	55,178

TELECOMMUNICATION SERVICES — 0.15%
Frontier Communications Corp., Class B	6,000,000	$29,400

ENERGY — 0.00%
General Maritime Corp.1,8,12	12,599	464
Petroplus Holdings AG8,12	3,360,000	—
		464

INFORMATION TECHNOLOGY — 0.00%
Remark Media, Inc.1,8,12	25,710	31

Total common stocks (cost: $241,992,000)		277,396

Warrants — 0.03%

CONSUMER DISCRETIONARY — 0.03%
Revel Holdings, Inc., warrants, expire 20211,8,12	16,916	2,960
Cooper-Standard Holdings Inc., warrants, expire 201711,12	196,935	2,551
Charter Communications, Inc., warrants, expire 201412	13,390	348
		5,859

ENERGY — 0.00%
General Maritime Corp., warrants, expire 20171,8,12	19,483	153

Total warrants (cost: $7,329,000)		6,012

	Principal amount
Short-term securities — 8.39%	(000)

Freddie Mac 0.10%–0.17% due 10/2/2012–5/29/2013	$385,500	385,397
Federal Home Loan Bank 0.11%–0.19% due 10/16/2012–3/15/2013	361,600	361,491
Fannie Mae 0.135%–0.19% due 10/1/2012–7/1/2013	339,750	339,619
U.S. Treasury Bills 0.12%–0.16% due 10/25/2012–5/30/2013	163,500	163,458
Wal-Mart Stores, Inc. 0.11% due 10/11–10/19/20121	75,200	75,197
E.I. duPont de Nemours and Co. 0.14%–0.15% due 10/10–10/30/20121	74,000	73,994
Coca-Cola Co. 0.18%–0.21% due 1/15–1/25/20131	64,000	63,963
Jupiter Securitization Co., LLC 0.16% due 10/1/20121	25,000	25,000
Chariot Funding, LLC 0.21% due 12/13/20121	15,000	14,996
United Technologies Corp. 0.16% due 10/29/20121	34,900	34,892
Wells Fargo & Co. 0.16% due 11/26/2012	34,700	34,685
Medtronic Inc. 0.13% due 10/16/20121	31,000	30,998
Procter & Gamble Co. 0.12% due 10/1/20121	30,000	30,000
Straight-A Funding LLC 0.17% due 11/16/20121	25,000	24,995
Regents of the University of California 0.18% due 10/9/2012	3,000	3,000

Total short-term securities (cost: $1,661,603,000)		1,661,685

Total investment securities (cost: $19,358,170,000)		19,920,743
Other assets less liabilities		(112,073)

Net assets		$19,808,670

1Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,411,646,000, which represented 32.37% of the net assets of the fund.

2Coupon rate may change periodically.
3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

4Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,950,200,000, which represented 9.85% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6Step bond; coupon rate will increase at a later date.
7Scheduled interest and/or principal payment was not received.
8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $121,146,000, which represented .61% of the net assets of the fund.

9Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$72,739	$81,680	.42%
Gray Television, Inc., Series D, 17.00% (undated)	6/26/2008	11,913	12,573	.06
Total restricted securities		$84,652	$94,253	.48%

10Index-linked bond whose principal amount moves with a government price index.
11Represents an affiliated company as defined under the Investment Company Act of 1940.
12Security did not produce income during the last 12 months.

Key to abbreviations and symbol

BRL = Brazilian reais
CLP = Chilean pesos
COP = Colombian pesos
€ = Euros
HUF = Hungarian forints
KRW = South Korean won
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
UYU = Uruguayan pesos
ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-021-1112O-S32853

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2012, and for the year then ended and have issued our report thereon dated November 12, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 12, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: November 30, 2012